SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report:     November 2, 2006

Date of Earliest Event Reported:       October 31, 2006

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602
(Address of principal executive offices)

Registrant’s telephone number, including area code:                           (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

CommScope, Inc. (“CommScope”) permits its directors and officers to enter into stock trading plans with respect to CommScope common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), provided that such plans comply with CommScope’s applicable guidelines and insider trading policies.

On October 31, 2006, Frank M. Drendel, Chairman and Chief Executive Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Drendel authorized the sale of up to 136,000 shares of CommScope common stock owned by Mr. Drendel, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from January 2, 2007 through December 31, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On October 31, 2006, Jearld L. Leonhardt, Executive Vice President and Chief Financial Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Leonhardt authorized the sale of up to 86,000 shares of CommScope common stock owned by Mr. Leonhardt, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from January 2, 2007 through October 31, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On October 31, 2006, William R. Gooden, Senior Vice President and Controller of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Gooden authorized the sale of up to 53,150 shares of CommScope common stock owned by Mr. Gooden, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from November 14, 2006 through October 31, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On October 31, 2006, Christopher A. Story, Executive Vice President of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Story authorized the sale of up to 163,020 shares of CommScope common stock owned by Mr. Story, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from November 14, 2006 through November 1, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On October 31, 2006, James R. Hughes, Executive Vice President of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Hughes authorized the sale of up to 29,005 shares of CommScope common stock owned by Mr. Hughes, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from January 2, 2007 through October 30, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On October 31, 2006, Marvin S. Edwards, Jr., Executive Vice President of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Edwards authorized the sale of up to 29,613 shares of CommScope common stock owned by Mr. Edwards, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from November 14, 2006 through November 30, 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

Except as may be required by law, CommScope does not undertake to report future stock trading plans by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans of Mr. Drendel, Mr. Leonhardt, Mr. Gooden, Mr. Story, Mr. Hughes, Mr. Edwards or of any other officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2006

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General
Counsel and Secretary